UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________
FORM 8-K/A
(Amendment No. 1)
______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2024
______________________________________________
Lyell Immunopharma, Inc.
(Exact name of Registrant as Specified in Its Charter)
______________________________________________

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 650 695-0677
(Former Name or Former Address, if Changed Since Last Report)
Not Applicable
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On October 31, 2024 (the “Closing Date”), Lyell Immunopharma, Inc., a Delaware corporation (the “Company”), announced the closing of the Company’s acquisition (the “Acquisition”) of ImmPACT Bio USA Inc., a Delaware corporation (“ImmPACT”), pursuant to the Agreement and Plan of Merger, dated as of October 24, 2024, by and among the Company, ImmPACT, Inspire Merger Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of the Company, and WT Representative LLC, a Delaware limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of ImmPACT security holders.
On the Closing Date, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) to report the closing of the Acquisition on such date. Under Item 9.01 of the Initial 8-K, in reliance on the instructions to such Item, the Company stated that (a) the financial statements of the business acquired required by Item 9.01(a) would be filed by amendment to the Initial 8-K no later than 71 calendar days after the date on which the Initial 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01(b) would be filed by amendment to the Initial 8-K no later than 71 calendar days after the date on which the Initial 8-K was required to be filed. Accordingly, this Current Report on Form 8‑K/A (this “Amendment”) amends the Initial 8-K to provide the requisite historical audited and unaudited financial statements of ImmPACT and the requisite pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited financial statements of ImmPACT as of and for the fiscal year ended December 31, 2023, including the related notes thereto, are filed herewith as Exhibit 99.1 to this Amendment and are incorporated herein by reference. The consent of Deloitte & Touche LLP, the independent registered public accounting firm of ImmPACT, is filed herewith as Exhibit 23.1 to this Amendment.
The unaudited financial statements of ImmPACT as of and for the nine months ended September 30, 2024, including the related notes thereto, are filed herewith as Exhibit 99.2 to this Amendment and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2024, and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2024 and the fiscal year ended December 31, 2023, including the related notes thereto, giving effect to the Acquisition are filed herewith as Exhibit 99.3 to this Amendment and are incorporated herein by reference. The unaudited pro forma financial information gives effect to the Acquisition on the basis of, and subject to, the assumptions set forth therein in accordance with Article 11 of Regulation S-X.
The unaudited pro forma condensed combined financial information included in this Amendment are presented for illustrative purposes only, contain a variety of adjustments, assumptions and estimates, and are not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the Acquisition been completed during the periods presented therein. The combined company’s actual results and financial position may differ materially from the unaudited pro forma condensed combined financial information included in this Amendment.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1+
Agreement and Plan of Merger, dated as of October 24, 2024, by and among ImmPACT Bio USA Inc., Lyell Immunopharma, Inc., Inspire Merger Sub Inc. and WT Representative LLC, solely in its capacity as the Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2024).

10.1*
Registration Rights Agreement, dated as of October 31, 2024, by and among Lyell Immunopharma, Inc., each of the Sellers Party thereto and WT Representative LLC, solely in its capacity as the Representative of the Sellers.

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of ImmPACT Bio USA Inc.
99.1	Audited financial statements of ImmPACT Bio USA Inc. as of and for the fiscal year ended December 31, 2023, including the related notes thereto.
99.2	Unaudited financial statements of ImmPACT Bio USA Inc. as of and for the nine months ended September 30, 2024, including the related notes thereto.
99.3
Unaudited pro forma condensed combined balance sheet of Lyell Immunopharma, Inc. as of September 30, 2024, and the unaudited pro forma condensed combined statements of operations of Lyell Immunopharma, Inc. for the nine months ended September 30, 2024 and the fiscal year ended December 31, 2023, including the related notes thereto.

99.4*	Press Release, dated October 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Previously filed with the Initial 8-K.
+ Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date:	January 10, 2025	By:	/s/ MATTHEW LANG
Matthew Lang
Chief Business Officer